SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : August 26, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as Depositor under the Owner Trust Agreement, dated as of July 24, 2002, providing for the issuance of CSFB ABS Trust Series 2002-HI23)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-65554-05                13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)225-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibits are being filed with respect to the Registrant's CSFB ABS Trust Series 2002-HI23 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with
respect  to  alternative   means  of  satisfying  the   Registrant's   reporting
obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Owner Trust Agreement, dated as of July 24, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, U.S. Bank Trust National Association as owner trustee, Countrywide Home Loans Servicing LP as Master Servicer and Servicer, and JPMorgan Chase Bank, as indenture trustee. On August 26, 2002 and September 25, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibits
99.1 and 99.2. No other reportable transactions or matters have occurred during the current reporting period.


Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on August 26, 2002 is filed as
               Exhibit 99.1 hereto.

               Statement to Certificateholders on September 25, 2002 is filed as
               Exhibit 99.2 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston, ABS Trust, Series 2002-HI23
-------------------------------------------------------------------------------



SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               JPMorgan Chase Bank, not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein





Date:   November 1, 2002       By:  /s/ Andreas Auer
                                  ----------------------------------------
                                  Andreas Auer
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 26, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on August 26, 2002


                                       Credit Suisse First Boston, ABS Trust, Series 2002-HI23
                                                     Statement to Certificate Holders
                                                           August 26, 2002


---------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL       BEGINNING
               FACE         PRINCIPAL                                                       REALIZED     DEFERRED       PRINCIPAL
CLASS          VALUE         BALANCE            PRINCIPAL        INTEREST        TOTAL        LOSSES     INTEREST        BALANCE
---------------------------------------------------------------------------------------------------------------------------------
A         87,825,000.00    87,825,000.00   1,468,658.44      184,258.68  1,652,917.12       0.00         0.00       86,356,341.56
M1        13,425,000.00    13,425,000.00           0.00       34,319.05     34,319.05       0.00         0.00       13,425,000.00
M2        10,375,000.00    10,375,000.00           0.00       34,130.51     34,130.51       0.00         0.00       10,375,000.00
B1         7,325,000.00     7,325,000.00           0.00       26,782.79     26,782.79       0.00         0.00        7,325,000.00
B2         3,050,000.00     3,050,000.00           0.00       13,528.34     13,528.34       0.00         0.00        3,050,000.00
P                100.00           100.00           0.00       13,809.61     13,809.61       0.00         0.00              100.00
CE                 0.00             0.00           0.00      923,385.65    923,385.65       0.00         0.00                0.00
TOTALS   122,000,100.00   122,000,100.00   1,468,658.44    1,230,214.63  2,698,873.07       0.00         0.00      120,531,441.56
---------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A         126331AA5    1,000.00000000    16.72255554        2.09802084      18.82057637     983.27744446      A        2.288750 %
M1        126331AC1    1,000.00000000     0.00000000        2.55635382       2.55635382   1,000.00000000      M1       2.788750 %
M2        126331AD9    1,000.00000000     0.00000000        3.28968771       3.28968771   1,000.00000000      M2       3.588750 %
B1        126331AE7    1,000.00000000     0.00000000        3.65635358       3.65635358   1,000.00000000      B1       3.988750 %
B2        126331AH0    1,000.00000000     0.00000000        4.43552131       4.43552131   1,000.00000000      B2       4.838750 %
P         126331AF4    1,000.00000000     0.00000000            ##               ##       1,000.00000000      P        0.000000 %
TOTALS                 1,000.00000000    12.03817407       10.08371821      22.12189228     987.96182593
---------------------------------------------------------------------------------------------------------- -----------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                 Scott B. Rubin
               JPMorgan Chase Bank - Structured Finance Services
                           450 West 33rd St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-8847
                              Fax: (212) 946-8919
                         Email: scott.b.rubin@chase.com


                         Scheduled Principal Payments                                                             178,639.37
                         Principal Prepayments                                                                  1,290,019.02
                         Repurchase Principal                                                                           0.00
                         Substitution Amounts                                                                           0.00
                         Net Liquidation Proceeds                                                                       0.00
                         Insurance Proceeds                                                                             0.00
                         Other Principal                                                                                0.05



Prepayment Penalties     Number of Loans with Respect to which Prepayment Penalties were Collected                         7
                         Balance of Loans with Respect to which Prepayment Penalties were Collected               269,158.30
                         Amount of Prepayment Penalties Collected                                                  13,809.61

                         Beginning Number of Loans Outstanding                                                         3,017
                         Beginning Aggregate Loan Balances                                                    116,506,775.96

                         Ending Number of Loans Outstanding                                                            2,988
                         Ending Aggregate Loan Balances                                                       115,038,117.52

                         Servicing Fees (including Credit Risk Manager Fees)                                       82,301.01
                         Trustee Fees                                                                               2,669.95

                         Delinquent Mortgage Loans

                               Group Totals
                                                                         Principal
                              Category              Number                Balance               Percentage
                              1 Month              17                         635,392.38                  0.55 %
                              2 Month              17                         392,873.24                  0.34 %
                              3 Month              10                         328,907.58                  0.29 %
                               Total               44                       1,357,173.20                  1.18 %

                         * Delinquent Bankruptcies are included in the table above.

                         Bankruptcies

                              Group Totals
                                                    Principal
                               Number               Balance                Percentage
                                 0                    0.00                  0.00 %

                         * Only Current Bankruptcies are reflected in the table above.

                         Foreclosures

                                Group Totals
                                                      Principal
                                 Number               Balance                Percentage
                                  0                    0.00                  0.00 %


                         REO Properties

                                Group Totals
                                                      Principal
                                 Number               Balance                Percentage
                                  0                    0.00                  0.00 %

                         Current Realized Losses                                                                    0.00
                         Cumulative Realized Losses                                                                 0.00

                         Weighted Average Term to Maturity                                                           232

Sec. 3.25(vi)            Amount on Deposit in Pre-Funding Account                                           5,493,324.04

                         Amount on Deposit in Capitalized Interest Account                                      5,790.14
                         Capitalized Interest Requirement                                                      13,193.86

                         Amount on Deposit in Basis Risk Reserve Fund                                           1,000.00

Sec. 3.25(v)             Trigger Event Ocurrence                                                                     N/A

Sec. 3.25(v) O/C Reporting
                         Targeted Overcollateralization Amount                                              6,100,005.00
                         Ending Overcollateralization Amount                                                        0.00
                         Ending Overcollateralization Deficiency                                            6,100,005.00
                         Overcollateralization Release Amount                                                       0.00
                         Monthly Excess Interest                                                              923,385.65
                         Payment to Class CE                                                                  923,385.65


    *Note: Revised 2 Month Delinquency Number and Principal Balance


                                                  Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.






                                  Exhibit 99.2

             Monthly Certificateholder Statement on September 25, 2002

                                       -5-





                                       Credit Suisse First Boston, ABS Trust, Series 2002-HI23
                                                     Statement to Certificate Holders
                                                           September 25, 2002


---------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL       BEGINNING
               FACE         PRINCIPAL                                                       REALIZED     DEFERRED       PRINCIPAL
CLASS          VALUE         BALANCE            PRINCIPAL        INTEREST        TOTAL        LOSSES     INTEREST        BALANCE
---------------------------------------------------------------------------------------------------------------------------------
A         87,825,000.00    86,356,341.56    2,543,087.41      162,637.78    2,705,725.19    0.00      0.00       83,813,254.15
M1        13,425,000.00    13,425,000.00            0.00       30,877.50       30,877.50    0.00      0.00       13,425,000.00
M2        10,375,000.00    10,375,000.00            0.00       30,779.17       30,779.17    0.00      0.00       10,375,000.00
B1         7,325,000.00     7,325,000.00            0.00       24,172.50       24,172.50    0.00      0.00        7,325,000.00
B2         3,050,000.00     3,050,000.00            0.00       12,225.42       12,225.42    0.00      0.00        3,050,000.00
P                100.00           100.00            0.00       38,831.23       38,831.23    0.00      0.00              100.00
CE                 0.00             0.00            0.00            0.83            0.83    0.00      0.00                0.00
TOTALS   122,000,100.00   120,531,441.56    2,543,087.41      299,524.43    2,842,611.84    0.00      0.00      117,988,354.15

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A        126331AA5        983.27744446    28.95630413     1.85183923     30.80814335          954.32114034     A     2.260000 %
M1       126331AC1      1,000.00000000     0.00000000     2.30000000      2.30000000        1,000.00000000     M1    2.760000 %
M2       126331AD9      1,000.00000000     0.00000000     2.96666699      2.96666699        1,000.00000000     M2    3.560000 %
B1       126331AE7      1,000.00000000     0.00000000     3.30000000      3.30000000        1,000.00000000     B1    3.960000 %
B2       126331AH0      1,000.00000000     0.00000000     4.00833443      4.00833443        1,000.00000000     B2    4.810000 %
P        126331AF4      1,000.00000000     0.00000000          ##              ##           1,000.00000000     P     0.000000 %
TOTALS                    987.96182593    20.84496168     2.45511627     23.30007795          967.11686425
---------------------------------------------------------------------------------------------------------- -----------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                 Scott B. Rubin
               JPMorgan Chase Bank - Structured Finance Services
                           450 West 33rd St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-8847
                              Fax: (212) 946-8919
                         Email: scott.b.rubin@chase.com

                             Scheduled Principal Payments                                                           210,250.70
                             Principal Prepayments                                                                1,456,667.58
                             Repurchase Principal                                                                         0.00
                             Substitution Amounts                                                                         0.00
                             Net Liquidation Proceeds                                                                     0.00
                             Insurance Proceeds                                                                           0.00
                             Other Principal                                                                              0.00

                             Gross Interest                                                                       1,217,404.28


Prepayment Penalties         Number of Loans with Respect to which Prepayment Penalties were Collected                      29
                             Balance of Loans with Respect to which Prepayment Penalties were Collected           1,021,741.51
                             Amount of Prepayment Penalties Collected                                                38,831.23

                             Beginning Number of Loans Outstanding                                                       3,123
                             Beginning Aggregate Loan Balances                                                  119,674,646.87

                             Ending Number of Loans Outstanding                                                          3,079
                             Ending Aggregate Loan Balances                                                     118,007,728.59

                             Servicing Fees (including Credit Risk Manager Fees)                                     77,799.42
                             Trustee Fees                                                                             2,742.54

                             Delinquent Mortgage Loans

                                Group Totals
                                                                          Principal
                               Category              Number                Balance               Percentage
                               1 Month              18               782,472.35                  0.66 %
                               2 Month               9               271,624.84                  0.23 %
                               3 Month              19               486,766.02                  0.41 %
                                Total               46             1,540,863.21                  1.30 %

                             * Delinquent Bankruptcies are included in the table above.

                             Bankruptcies
                                                   Group Totals
                                                                         Principal
                                                    Number               Balance                Percentage
                                                             13              425,121.83                  0.36 %

                             * Only Current Bankruptcies are reflected in the table above.

                             Foreclosures

                                                   Group Totals
                                                                         Principal
                                                    Number               Balance                Percentage
                                                              0                    0.00                  0.00 %

                             REO Properties
                                                   Group Totals
                                                                         Principal
                                                    Number               Balance                Percentage
                                                              0                    0.00                  0.00 %

                             Current Realized Losses                                                             0.00
                             Cumulative Realized Losses                                                          0.00

                             Weighted Average Term to Maturity                                                    231

Sec. 3.25(vi)                Amount on Deposit in Pre-Funding Account                                      856,794.69

                             Amount on Deposit in Capitalized Interest Account                               5,790.14
                             Capitalized Interest Requirement                                                    0.00

                             Amount on Deposit in Basis Risk Reserve Fund                                    1,000.00

Sec. 3.25(v)                 Trigger Event Ocurrence                                                              N/A

Sec. 3.25(v) O/C Reporting   Targeted Overcollateralization Amount                                       6,100,005.00
                             Ending Overcollateralization Amount                                           876,169.13
                             Ending Overcollateralization Deficiency                                     5,223,835.87
                             Overcollateralization Release Amount                                                0.00
                             Monthly Excess Interest                                                       876,169.13
                             Payment to Class CE                                                                 0.83


                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
